Harbor International & Global Funds

Supplement to Prospectus dated March 1, 2021

March 31, 2021
Portfolio Holdings Disclosure Policy
Effective March 31, 2021, the Portfolio Holdings Disclosure Policy on page 40, as it relates to Harbor International Fund, Harbor Diversified International All Cap Fund, and Harbor Emerging Markets Equity Fund is hereby revised as follows:
Harbor International Fund, Harbor Diversified International All Cap Fund, and Harbor Emerging Markets Equity Funds' full portfolio holdings are published quarterly on the 15th day following quarter end on harborfunds.com. In addition, each Fund’s top ten portfolio holdings as a percent of its total net assets will be published quarterly on the 10th day following quarter end on harborfunds.com.
Investors Should Retain This Supplement For Future Reference
S0321.P.IG